Barclays Healthcare Investor Conference Veradigm Miami, Florida | March 13, 2024 Exhibit 99.2

Disclaimer & Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, expected financial results for fiscal 2024 and beyond, statements regarding the anticipated benefits from the ScienceIO acquisition and the Company’s strategic priorities and growth opportunities. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aim,” “hopes,” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements. In addition, the estimated, unaudited ranges of financial information for fiscal 2023 that the Company provided on January 10, 2024 were preliminary, unaudited, and based on estimates and subject to completion of our financial closing procedures. Such results were not a comprehensive statement of the Company’s financial results for fiscal 2023, and they may change. Important factors that may cause actual results to differ materially from those in the forward-looking statements, include among others: unexpected costs, charges or expenses resulting from the ScienceIO acquisition; changes in the financial condition of the markets that the Company and ScienceIO serve; risks associated with ScienceIO’s product and service offerings or its results of operations; the challenges, risks and costs involved with integrating the operations of Science IO with the Company’s operations, including the diversion of management’s attention from the Company’s ongoing business operations; the Company’s ability to realize the anticipated benefits of the ScienceIO acquisition; a further material delay in the Company’s financial reporting or ability to hold an annual meeting of stockholders, including as a result of the leadership changes announced in December 2023; an inability to timely prepare restated financial statements; unanticipated factors or factors that the Company currently believes will not cause delay; the impacts of the previously disclosed, ongoing independent investigation by the Audit Committee of the Board that relates to the Company’s financial reporting, internal controls over financial reporting and disclosure controls (the “Audit Committee Investigation”), including on the Company’s remediation efforts and preparation of financial statements or other factors that could cause additional delay or adjustments; the possibility that the ongoing review may identify additional errors and material weaknesses or other deficiencies in the Company’s accounting practices; the likelihood that the control deficiencies identified or that may be identified in the future will result in additional material weaknesses in the Company’s internal control over financial reporting; risks relating to the Company’s voluntary disclosure to the U.S. Securities and Exchange Commission (the “SEC”) of information concerning the Audit Committee Investigation; risks relating to the putative securities class action lawsuit filed against the Company and any other future litigation or investigation relating to the Audit Committee Investigation; risks relating to the Company’s common stock not trading on a national securities exchange, including risks relating to the fact that in the event the Company’s common stock ceases to be listed or quoted on Nasdaq, holders of the Company’s convertible notes have the right to put the notes to the Company or convert the notes into Company stock at the conversion price and applicable make-whole set forth in the indenture governing the notes; and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Report on Form 8-K filed on January 10, 2024. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

Reset. Reinvest. Renew Growth. Dr. Yin Ho, Interim CEO Mission Positioning

Veradigm’s established technology platforms and solutions place it at the intersection of the three pillars of healthcare. Providers Large ambulatory footprint and 25 years of EMR records has created the Veradigm Network spanning 400K+ Providers and 200M+ Patient records payErs Life sciences Large claims and clinical datasets, when run through our proprietary LLM, enables premium RWE data products for Life Sciences MISSION Transforming Health, Insightfully Network of regional health plans and providers enables Interoperability, Care Gaps and Value Based Care

Care primarily happens in  ambulatory settings  Staying on top of changing interoperability standards Payers and providers need data to meet value-based requirements and purchasing Dynamic regulatory environment warrants leadership Expanding use of real-world data Supporting health economics outcomes research and clinical research AI-enabled Platform Shift in Healthcare and Life Sciences.  Positioning Healthcare Marketplace Converging Around Data Intelligence Our investment in proprietary LLM capabilities and a reorientation around data repositions Veradigm as a new leader in healthcare data intelligence.

Reset. Reinvest. Renew Growth. Lee Westerfield, Interim CFO State of Veradigm Invest for Growth & Profitability Financial Guidance and Outlook

FINANCIALS

State of Veradigm

Situation

Delisted.
Working toward relisting.

Protracted audits.
Activity spans multiple years, including 2023. Working diligently to complete.

Healthy fundamentals.
Rare for a delisted name.

Attributes

Ample liquidity.
Net Cash[1] position of ~$140M.

Resilient profitability.
Steady *normalized* adjusted EBITDA margins. Temporary opex bolus in 2024.

Scale advantage surrounds EHR
Approximately 400K providers and 200 million clinical records.

Advantageous health data.
Sourced from our network.

[1] Net Cash = Gross Cash – Outstanding Debt

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Financial Impact in 2024 and Beyond INITIATIVES & INVESTMENTS IN 2024 Reinvestment in 2024 for Future Growth & Margin Expansion  In 2024, Payer & Life Sciences (PLS) drives growth. AI data pilots in Q4. For 2025-26, potential revenue growth to accelerate to 10%+ CAGR with gross margin expansion as higher margin Payer and AI data intelligence gains traction. Growth Initiatives Provider EHR modernization and cloud hosting Payer Gap Closure product deployments Veradigm Data Network and AI Data products Revenue & Gross Margin Potential Financials Adjusted EBITDA1 Margin Potential Re-implementation of sales ops and information systems. Remediate accounting system operations and augment professional staff. Margin pressure in 2024 from temporary opex bolus winds down in Q4(24).  Systemwide productivity gains have potential to contribute to future margin expansion. Foundational Initiatives 1 A non-GAAP financial measure. Please refer to the Appendix.

Guidance and Outlook Financials Outlook Beyond 2024 Annual Guidance Range for 2024 ($M) 1 From the mid point of the F2023 estimated ranges published 1.10.24. 2 A non-GAAP financial measure. Please refer to the Appendix. Revenue, GAAP $620M - $635M Growth of ~1 - 3% in 20241 Adjusted EBITDA2 $104M - $113M At the midpoint, the adjEBITDA margin of 17% is burdened by $12M of temporary opex in 2024, impacting margins by -2%.  $600M ~10%+ cagr ~+3-5% potential margin expansion $100M Revenue adjEBITDA2 2024E 2025E 2026E

Thank You

Appendix Veradigm reports its financial results in accordance with U.S. generally accepted accounting principles, or GAAP. To supplement this information, Veradigm presents Adjusted EBITDA,  which is considered non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. The definition of this non-GAAP financial measure is presented below: Adjusted EBITDA is a non-GAAP financial measure and consists of GAAP net income/(loss) from continuing operations, and adjusts for: interest (income)/expense, net; other (income)/expense; depreciation and amortization; stock-based compensation expense; and transaction and other costs. Management also believes that non-GAAP Adjusted EBITDA provide useful supplemental information to management and investors regarding the underlying performance of Veradigm’s business operations. Acquisition-related amortization, stock-based compensation expense and transaction and other costs, including costs directly related to the extended audit work, revenue restatement and Audit Committee Investigation any of which may be significant, are outside of its control and/or cannot be reasonably predicted, recorded in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments provided and discussed herein. Management also uses this information internally for forecasting and budgeting, as it believes that these measures are indicative of core operating results. In addition, management may use Adjusted EBITDA to measure achievement under Veradigm’s stock and cash incentive compensation plans. Note, however, Adjusted EBITDA is a performance measures only, and does not provide any measure of cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Veradigm’s results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the definitions and reconciliations of non-GAAP financial measures with GAAP financial measures contained within this presentation.